EXHIBIT 10.57

AMENDMENT NO. 1 TO

CONVERTIBLE NOTE PURCHASE AGREEMENT

     AMENDMENT NO. 1, dated March 9, 2004 (this “Amendment”), among Critical Path, Inc., a California corporation (the “Company”), Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., and Passport Master Fund, L.P. (collectively with the Company, the “Parties”),

WITNESSETH:

     WHEREAS, the Parties are each a party to that certain Convertible Note Purchase Agreement, dated January 16, 2004 (the “January 2004 Note Purchase Agreement”); and

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement, pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International convertible notes having an aggregate principal amount of $18.5 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the “March 2004 Note Purchase Agreement”); and

     WHEREAS, in connection with the execution of the March 2004 Note Purchase Agreement, the Parties desire to amend the January 2004 Note Purchase Agreement as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the January 2004 Note Purchase Agreement:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the January 2004 Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1.1 Amendments to the January 2004 Note Purchase Agreement. The January 2004 Note Purchase Agreement shall be amended as set forth below:

          (a) Section 1.1 of the January 2004 Note Purchase Agreement shall be amended to add the following:

     ““March 2004 Note Purchase Agreement” means that certain Convertible Note Purchase Agreement, dated March 9, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners,

L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P., Capital Ventures International and Critical Path, Inc., a California corporation (the “Company”), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $18.5 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion, or Common Stock, in each case in accordance with such agreement.”

     ““Subsequent Lenders” means the Lenders as defined in the March 2004 Note Purchase Agreement.”

     (b) The third sentence of Section 2.1(a) of the January 2004 Note Purchase Agreement shall be deleted and replaced with the following:

     “If the Conversion has not occurred on or before August 15, 2004, the Notes shall thereafter be convertible at the option of each Lender only into shares of Common Stock in accordance with the terms thereof (all the shares of Common Stock issuable directly upon conversion of the Notes referred to herein as the “Common Shares”).”

     (c) Section 2.4(e) of the January 2004 Note Purchase Agreement is hereby deleted and amended and restated in its entirety to read as follows:

     “(e) Subsequent Closing. The consummation of the Conversion (the “Subsequent Closing”) shall take place concurrently with the Subsequent Closing under the Convertible Note Agreement and the Subsequent Closing under the March 2004 Note Purchase Agreement, as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement, Article VI of the Convertible Note Agreement and Article VI of the March 2004 Note Purchase Agreement (the “Subsequent Closing Date”), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the General Atlantic Entities, the CK Purchasers and the Subsequent Lenders may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to follow as soon as practicable thereafter.”

           (d) In the first sentence of Section 2.5 of the January 2004 Note Purchase Agreement, the words “April 30” shall be deleted and replaced with the words “August 15”.

           (e) Section 8.6 of the January 2004 Note Purchase Agreement shall be deleted and replaced with the following:

           “8.6 Purchases and Sales. In the event any Lender has become aware of or becomes aware of any material non-public information about the Company (which the parties hereby agree will include (but not be limited to) any

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information labeled by the Company to be material non-public information) (“Material Non-Public Information”), such Lender shall not purchase or sell any shares of the Company’s capital stock (or securities exercisable or convertible for shares of the Company’s capital stock) until the earlier of (a) such time as the information is no longer material as a matter of law (which the parties agree shall be a period of at least three months after becoming aware of such material non-public information), and (b) the time at which such information has been disseminated publicly by the Company, and in any event not in violation of the federal securities laws. Except as set forth in this Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Lender or its agents or counsel with any information that the Company believes constitutes Material Non-Public Information, unless prior thereto such Lender shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Lender shall be relying on the foregoing representations in effecting transactions in securities of the Company.”

     (f) Article VIII of the January 2004 Note Purchase Agreement shall be amended to add a new Section 8.7 which shall read as follows:

     “8.7 Proxy Matters. Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.1 of this Agreement, if the Registration Statement (as defined in the Convertible Note Agreement) has not been declared effective by the Commission on or prior to May 15, 2004, subject to approval by the Board of Directors, the Company will promptly take all such actions as may be necessary to withdraw the Registration Statement, and the Company shall continue to have an obligation under Section 8.4 of this Agreement to seek Stockholder Approval. If the Company withdraws the Registration Statement pursuant to this Section 8.7 and receives Stockholder Approval, the Company may, subject to approval by the Board of Directors, file a subsequent registration statement with the Commission and provide the Company’s shareholders the opportunity to participate in a subsequent rights offering.”

     (g) In the first sentence of Section 9.1 of the January 2004 Note Purchase Agreement, the words “April 30” shall be deleted and replaced with the words “August 15”.

     1.2 Amendments to Schedules to the January 2004 Note Purchase Agreement. Schedule 8.5 of the January 2004 Note Purchase Agreement is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 1 attached hereto.

     1.3 Counterparts. This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

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     1.4 Continuing Agreement. Except as specifically amended hereby, all of the terms of the January 2004 Note Purchase Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     1.5 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     1.6 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     1.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     1.8 Entire Agreement. This Amendment, together with the January 2004 Note Purchase Agreement and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the January 2004 Note Purchase Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

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          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

CRITICAL PATH, INC., a California corporation
By:	/s/ William E. McGlashan, Jr.
	Name:	William E. McGlashan, Jr.
	Title:	Chairman, Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

PERMAL U.S. OPPORTUNITIES LIMITED By: Apex Capital, LLC, its Authorized Investment Advisor
By:	/s/ Sanford J. Colen
	Name:	Sanford J. Colen
	Title:	Manager and Principal

ZAXIS PARTNERS, L.P. By: Apex Capital, LLC, its General Partner
By:	/s/ Sanford J. Colen
	Name:	Sanford J. Colen
	Title:	Manager and Principal

ZAXIS EQUITY NEUTRAL, L.P. By: Apex Capital, LLC, its General Partner
By:	/s/ Sanford J. Colen
	Name:	Sanford J. Colen
	Title:	Manager and Principal

ZAXIS OFFSHORE LIMITED By: Apex Capital, LLC, its Authorized Investment Advisor
By:	/s/ Sanford J. Colen
	Name:	Sanford J. Colen
	Title:	Manager and Principal

ZAXIS INSTITUTIONAL PARTNERS, L.P. By: Apex Capital, LLC, its General Partner
By:	/s/ Sanford J. Colen
	Name:	Sanford J. Colen
	Title:	Manager and Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

PASSPORT MASTER FUND
By:	/s/ John Burbank
	Name:	John Burbank
	Title:	Managing Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT